UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2007

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On October 24, 2007, the Board of Directors of the Company approved a form of Indemnification Agreement to be entered into with each of the Company's directors: John W. Brown; Howard E. Cox, Jr.; Donald M. Engelman; Louise L. Francesconi; Jerome H. Grossman; Stephen P. MacMillan; William U. Parfet; and Ronda E. Stryker.  The Indemnification Agreement provides, among other things, the indemnitees with rights to indemnification and advancement of expenses to the fullest extent permitted by law in connection with proceedings related to the indemnitiees' service to the Company or actions taken during such service.

            The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

(a)  On October 24, 2007, the Board of Directors of Stryker Corporation adopted amendments to the Company's By-Laws.  The amendments were made primarily to allow for the issuance of uncertificated shares, to provide that shareholders must give advance notice to the Company of any business that they propose to bring before an annual meeting or of any person to be nominated as a director, to allow the Company to apply current information technologies to board and shareholder notices and meetings, to revise the indemnification provisions, to opt out of the provisions of the Michigan Control Share Acquisition Statute and to update the By-Laws for changes in Michigan law since the By-Laws were last revised.  A summary of principal changes effected by the amendments follows:

•	If authorized by the Board of Directors, shares may be issued without certificates.
•	A shareholder intending to bring an item of business before an annual meeting must give written notice of such intention to the Secretary at the Company's offices at 2825
Airview Boulevard, Kalamazoo, Michigan 49002 not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting setting forth (i) a brief description of each such matter, (ii) the name and record address of such shareholder, (iii) the number of shares of Common Stock of the Company owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring the business before the meeting.
•	A shareholder intending to nominate a person for election as a director must give written notice of such intention to the Secretary at the Company's offices at 2825 Airview
Boulevard, Kalamazoo, Michigan 49002 not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (or, in the case of a special meeting called for the purpose of electing directors, not later than the
10th day following public disclosure of the date of such special meeting) setting forth as to the proposed nominee all information that would be required to be disclosed in a proxy statement for the solicitation of proxies for the election of directors and as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the number of shares of Common Stock of the Company owned beneficially or of record by such shareholder, (iii) a description of all arrangements of understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person named in the notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement for the solicitation of proxies for the election of directors. Such notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.
•	Notices of shareholder and director meetings may be given and other communications may be electronically transmitted in a manner authorized by the recipient.
•	Proxies may be transmitted electronically provided that there is sufficient information to verify that the transmission was authorized by the shareholder.
•	Notices and other communications to shareholders shall be deemed to have been given to all shareholders of record who share an address if one copy is delivered in accordance with the "householding" rules adopted by the SEC and the provisions of the Michigan Business Corporation Act.
•	If authorized by the Board of Directors, shareholders and proxy holders not physically present at a meeting may participate and vote by conference telephone or other means of remote communication through which all persons participating may communicate with the other participants.
•	The Board of Directors and committees may meet by means of remote communication other than conference telephone.
•	A Board committee may designate subcommittees to which all or part of the power and authority of the committee may be designated unless otherwise provided by the
Board of Directors.
•	The Board of Directors may delegate to the President the power to appoint designated officers.
•	The Company shall indemnify its directors and certain officers as designated by the
Board of Directors from time to time to the fullest extent authorized or permitted by law, including advancement of expenses, and may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to other officers, employees and agents.
•	The Company has elected not to be subject to the provisions of the Michigan Control
Share Acquisition Act.

The foregoing summary description of the amendments to the Company's By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3(ii) and incorporated herein by reference.

As a result of the amendments described above, shareholder proposals for the Company's 2008 annual meeting made outside of Rule 14a-8 under the Exchange Act and shareholder nominees for election as directors at the 2008 annual meeting must be submitted to the Company in accordance with the requirements of the By-Laws, not later than January 26, 2008 and not earlier than December 27, 2007.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

                        3(ii)      By-Laws of Stryker Corporation

                                    (As amended through October 24, 2007)

                        10.1     Indemnification Agreement for Directors

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

October 30, 2007                                                        /s/ THOMAS R. WINKEL

Date                                                                             Thomas R. Winkel

Vice President and Secretary

EXHIBIT INDEX

3(ii)	By-Laws of Stryker Corporation
(As amended through October 24, 2007)

10.1	Indemnification Agreement for Directors